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                                                                   EXHIBIT 10.35

                  AMENDMENT NO. 1 to that certain 8% Series A Convertible Preferred Stock Subscription Agreement, dated as of August 18, 2000 between the undersigned parties (the "Agreement").

                  WHEREAS, the parties wish to amend the Agreement.

                  NOW, THEREFORE, in consideration for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.      (a)       The first sentence of Section 4.4 of the Agreement is hereby amended to read as follows:

                  "As soon as practicable following the Closing but, in any event, on or before October 16, 2000, the Company agrees to prepare and file, at its expense, a registration statement with the Commission relating to the resale of the Shares (the "Registration Statement")."

         (b) The fifth sentence of Section 4.4 of the Agreement is hereby amended to read as follows:

                  "If the Registration Statement is not filed on or before October 16, 2000 or, if so filed, but not declared effective on or before December 15, 2000, the Company shall pay to the Purchaser an amount equal to 2% of the face value of the Class A Preferred Stock per every 30 day period, or a pro rata portion thereof as the case may be (the "Liquidated Damages")."

2. Except as herein provided, the Agreement is ratified and confirmed in all respects.

                  IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Agreement to be duly executed as of the date first indicated above.

                                         WALL STREET STRATEGIES CORPORATION


                                         By: /s/ Charles V. Payne
                                             ----------------------------------
                                         Name:  Charles V. Payne
                                         Title:  President and CEO

                                         CALP II LIMITED PARTNERSHIP
                                         By: VMH Investment Management Ltd.,
                                             General Partner

                                         By: /s/ M. McKinnon
                                             ----------------------------------
                                              Name:  M. McKinnon
                                              Title:  General Partner